UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 14, 2006 (June 2, 2006)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
      Toronto, Ontario, Canada                                    M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code

Item 3.02. Unregistered Sales of Equity Securities

      On June 2, 2006, Devine Entertainment Corporation ("Devine") issued a press release announcing that it had completed a private placement of 3,383,331 units consisting of one (1) Common Share and a warrant to purchase one-half of a Common Share. A copy of the press release issued by Devine is annexed hereto as
Exhibit 99.1 and incorporated herein by reference. Substantially all of the investors in the private placement are residents of Canada. The aforesaid units were offered and sold in reliance on the exemptions from registration afforded by Section 4(2) and Regulation S of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

            99.1  Press Release of Devine dated June 2, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Devine Entertainment Corporation

Date: June 14, 2006

                                                By: /s/ David Devine
                                                    ---------------------
                                                    Name:  David Devine
                                                    Title: President

                                  EXHIBIT INDEX

Exhibit
Number      Description of Document
-------     -----------------------

99.1        Press Release of Devine dated June 2, 2006